UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2008 (February 28, 2008)
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number: 001-32504

Delaware	20-2311383

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

Two Westbrook Corporate Center Suite 1070 Westchester, IL	60154

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     TreeHouse Foods, Inc. (NYSE: THS) (the “Company”) issued a press release today announcing that Mr. Gregg L. Engles has decided to retire from the Company’s Board of Directors by not standing for re-election at the Company’s 2008 Annual Stockholders Meeting. Mr. Engles’ resignation is not due to any disagreement with the Company on any matter. A copy of the Company’s press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits:

Exhibit	Exhibit
Number	Description
99.1	Press Release dated February 28, 2008, announcing the retirement of Gregg L. Engles from the Company’s Board of Directors

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.
Date: February 28, 2008	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit	Exhibit
Number	Description

99.1	Press Release dated February 28, 2008, announcing the retirement of Gregg L. Engles from the Company’s Board of Directors